UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Upjohn Inc.

235 East 42nd Street, New York, New York, 10017

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On November 19, 2020, Viatris Inc., formerly known as Upjohn Inc. (“Viatris”), filed a Current Report on Form 8-K (the “Original Report”) to report the consummation of the previously announced transaction between Viatris, Mylan N.V. (“Mylan”) and Pfizer Inc. (“Pfizer”), involving the combination of Mylan and Pfizer’s off-patent branded and generic established medicines business (the “Upjohn Business”) through a Reverse Morris Trust transaction, and related matters under Items 1.01, 2.01, 2.05, 5.01, 5.02, 5.03, 5.05 and 9.01 of Form 8-K. Due to the large number of events related to the transaction that are being reported under the specified items of Form 8-K, this Amendment No. 1 to the Original Report is being filed on Form 8-K/A solely to include additional matters under Items 1.01, 1.02, 2.03, 8.01 and 9.01 of Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

Assumptions and Guarantees of Senior Unsecured Notes

Supplemental Indentures Relating to Viatris Notes

In connection with the transactions, on November 16, 2020, Viatris, Upjohn Finance B.V., a company incorporated under the laws of the Netherlands and a direct wholly owned subsidiary of Viatris (“Upjohn Finance”), Utah Acquisition Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Viatris (“Utah Acquisition Sub”), Mylan II B.V., a company incorporated under the laws of the Netherlands and an indirect wholly owned subsidiary of Viatris (“Mylan II”), and Mylan Inc., a Pennsylvania corporation and an indirect wholly owned subsidiary of Viatris (“Mylan Inc.”), entered into the following supplemental indentures (collectively, the “Viatris Supplemental Indentures”) relating to senior unsecured notes previously issued by Viatris or Upjohn Finance, as applicable (collectively, the “Viatris Notes”):

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the Bank of New York Mellon, as trustee (the “U.S. Dollar Trustee”), to the Indenture dated June 22, 2020, by and among Viatris and the U.S. Dollar Trustee, relating to the 1.125% senior notes due 2022, 1.650% senior notes due 2025, 2.300% senior notes due 2027, 2.700% senior notes due 2030, 3.850% senior notes due 2040 and 4.000% senior notes due 2050 originally issued by Viatris and temporarily guaranteed by Pfizer (which Pfizer guarantee has been automatically and unconditionally released); and

•

First Supplemental Indenture dated November 16, 2020, by and among Upjohn Finance, Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar (the “Euro Trustee”), to the Indenture dated June 23, 2020, by and among Upjohn Finance, Viatris and the Euro Trustee, relating to the 0.816% senior notes due 2022, 1.023% senior notes due 2024, 1.362% senior notes due 2027 and 1.908% senior notes due 2032 originally issued by Upjohn Finance, guaranteed by Viatris and temporarily guaranteed by Pfizer (which Pfizer guarantee has been automatically and unconditionally released).

The Viatris Supplemental Indentures provide for full and unconditional guarantees of the Viatris Notes by Utah Acquisition Sub, Mylan II and Mylan Inc.

In connection with the transactions, the guarantees previously issued by Pfizer of the Viatris Notes were automatically and unconditionally terminated and released in accordance with the terms of the indentures governing the Viatris Notes.

The Viatris Supplemental Indentures are filed as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference.

Supplemental Indentures Relating to Mylan Notes

In connection with the transactions, on November 16, 2020, Viatris, Utah Acquisition Sub, Mylan II and Mylan Inc. entered into the following supplemental indentures (collectively, the “Mylan Supplemental Indentures”) relating to senior unsecured notes previously issued by Mylan and guaranteed by Mylan Inc. (the “Mylan N.V. Notes”) and senior unsecured notes previously issued by Mylan Inc. and guaranteed by Mylan (the “Mylan Inc. Notes” and, together with the Mylan N.V. Notes, the “Mylan Notes”):

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the U.S. Dollar Trustee, to the Indenture dated December 9, 2015, by and among Mylan, Mylan Inc. and the U.S. Dollar Trustee, relating to the 3.750% senior notes due 2020 originally issued by Mylan and guaranteed by Mylan Inc.;

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the U.S. Dollar Trustee, to the Indenture dated June 9, 2016, by and among Mylan, Mylan Inc. and the U.S. Dollar Trustee, relating to the 3.150% senior notes due 2021, 3.950% senior notes due 2026 and 5.250% senior notes due 2046 originally issued by Mylan and guaranteed by Mylan Inc.;

•

First Supplemental Indenture dated November 16, 2020, by and among Viatris, Utah Acquisition Sub, Mylan II, Mylan Inc. and the Euro Trustee, to the Indenture dated November 22, 2016, by and among Mylan, Mylan Inc. and the Euro Trustee, relating to the 1.250% senior notes due 2020, 2.250% senior notes due 2024 and 3.125% senior notes due 2028 originally issued by Mylan and guaranteed by Mylan Inc.;

•

Third Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the U.S. Dollar Trustee, to the Indenture dated December 21, 2012, by and between Mylan Inc. and the U.S. Dollar Trustee, relating to the 3.125% senior notes due 2023 originally issued by Mylan Inc. and guaranteed by Mylan;

•

Fourth Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the U.S. Dollar Trustee, to the Indenture dated November 29, 2013, by and between Mylan Inc. and the U.S. Dollar Trustee, relating to the 4.200% senior notes due 2023 and 5.400% senior notes due 2043 originally issued by Mylan Inc. and guaranteed by Mylan;

•

First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the U.S. Dollar Trustee, to the Indenture dated April 9, 2018, by and among Mylan Inc., Mylan and the U.S. Dollar Trustee, relating to the 4.550% senior notes due 2028 and 5.200% senior notes due 2048 originally issued by Mylan Inc. and guaranteed by Mylan; and

•

First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris, Utah Acquisition Sub, Mylan II and the Euro Trustee, to the Indenture dated May 23, 2018, by and among Mylan Inc., Mylan and the Euro Trustee, relating to the 2.125% senior notes due 2025 originally issued by Mylan Inc. and guaranteed by Mylan.

The Mylan Supplemental Indentures provide for (i) the assumption of Mylan’s obligations as issuer under the Mylan N.V. Notes and the indentures governing the Mylan N.V. Notes by Utah Acquisition Sub, (ii) full and unconditional guarantees of the Mylan N.V. Notes by Viatris and Mylan II, (iii) the assumption of Mylan’s obligations as guarantor under the Mylan Inc. Notes and the indentures governing the Mylan Inc. Notes by either Mylan II or Utah Acquisition Sub, as applicable, and (iv) full and unconditional guarantees of the Mylan Inc. Notes by Viatris and either Mylan II or Utah Acquisition Sub, as applicable.

Following the execution of the Viatris Supplemental Indentures and the Mylan Supplemental Indentures, the Viatris Notes and the Mylan Notes are senior unsecured obligations of the applicable issuer and guarantor and rank pari passu in right of payment with each other and with all of the applicable issuer’s and guarantor’s existing and future senior unsecured obligations that are not expressly subordinated to such issuer’s or guarantor’s obligations under the Viatris Notes or the Mylan Notes.

The Mylan Supplemental Indentures are filed as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9 hereto and incorporated herein by reference.

Commercial Paper Program

In connection with the transactions, on November 16, 2020, Viatris entered into definitive documentation to establish an unsecured commercial paper program (the “CP Program”) pursuant to which Viatris may issue short-term, unsecured commercial paper notes (the “CP Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Mylan Inc., Utah Acquisition Sub and Mylan II (collectively, the “Guarantors”) have agreed to guarantee payment in full of the principal of and interest (if any) on the CP Notes, pursuant to a guarantee. Amounts available under the CP Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate principal amount of CP Notes outstanding under the CP Program at any time not to exceed $1.65 billion.

The net proceeds of issuances of the CP Notes are expected to be used for general corporate purposes. The revolving credit agreement, dated as of June 16, 2020, by and among Viatris, certain lenders and issuing banks from time to time party thereto and Bank of America, N.A., as administrative agent (the “Revolving Credit Agreement”), will be available to repay the CP Notes, if necessary. The effectiveness of the CP Program was concurrent with the termination of the commercial paper program, entered into on July 27, 2018, pursuant to which Mylan Inc. issued and Mylan guaranteed short-term, unsecured commercial paper notes pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act (the “Existing CP Program”).

The maturities of the CP Notes will vary but will not exceed 364 days from the date of issue. The CP Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par, or, alternatively, will be issued at par and bear varying interest rates on a fixed or floating basis.

Initially, three commercial paper dealers will each act as a dealer under the CP Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into among Viatris, the Guarantors and each Dealer (each, a “Dealer Agreement”). A national bank will act as issuing and paying agent under the CP Program.

Each Dealer Agreement provides the terms under which the applicable Dealer will either purchase the CP Notes from Viatris or arrange for the sale of the CP Notes by Viatris to one or more purchasers, in each case pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The Dealer Agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions. A form of the Dealer Agreements is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to Viatris and its affiliates for which they have received or will receive customary fees and expenses. In addition, certain of the Dealers or their affiliates are lenders under the Revolving Credit Agreement and the delayed draw term loan credit agreement, dated as of June 16, 2020, by and among Viatris, Mizuho Bank, Ltd. and MUFG Bank, Ltd., as administrative agent.

The CP Notes have not been and will not be registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Amendment No. 1 on Form 8-K/A is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the transactions, on November 16, 2020, Mylan Inc. terminated (i) the $2.0 billion revolving credit agreement, by and among Mylan Inc., Mylan, certain lenders and issuing banks from time to time party thereto and Bank of America, N.A., as administrative agent (the “Existing Revolving Credit Agreement”), and (ii) the Existing CP Program. There were no material early termination penalties incurred as a result of the termination of the Existing Revolving Credit Agreement and the Existing CP Program.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Amendment No. 1 on Form 8-K/A with respect to the Viatris Supplemental Indentures and the Mylan Supplemental Indentures is incorporated by reference into this item.

Item 8.01	Other Events.

Viatris will routinely post information that may be important to investors on its website at investor.viatris.com and will use that website as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed herewith unless otherwise indicated:

Exhibit No.	Description

4.1	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the Bank of New York Mellon, as trustee, to the Indenture dated June 22, 2020, by and among Viatris Inc. and the Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture dated November 16, 2020, by and among Upjohn Finance B.V., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar, to the Indenture dated June 23, 2020, by and among Upjohn Finance B.V., Viatris Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar.

4.3	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the Bank of New York Mellon, as trustee, to the Indenture dated December 9, 2015, by and among Mylan N.V., Mylan Inc. and the Bank of New York Mellon, as trustee.

4.4	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the Bank of New York Mellon, as trustee, to the Indenture dated June 9, 2016, by and among Mylan N.V., Mylan Inc. and the Bank of New York Mellon, as trustee.

4.5	First Supplemental Indenture dated November 16, 2020, by and among Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar, to the Indenture dated November 22, 2016, by and among Mylan N.V., Mylan Inc. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar.

4.6	Third Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and the Bank of New York Mellon, as trustee, to the Indenture dated December 21, 2012, by and between Mylan Inc. and the Bank of New York Mellon, as trustee.

4.7	Fourth Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and the Bank of New York Mellon, as trustee, to the Indenture dated November 29, 2013, by and between Mylan Inc. and the Bank of New York Mellon, as trustee.

4.8	First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and the Bank of New York Mellon, as trustee, to the Indenture dated April 9, 2018, by and among Mylan Inc., Mylan N.V. and the Bank of New York Mellon, as trustee.

4.9	First Supplemental Indenture dated November 16, 2020, by and among Mylan Inc., Viatris Inc., Utah Acquisition Sub Inc., Mylan II B.V. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar, to the Indenture dated May 23, 2018, by and among Mylan Inc., Mylan N.V. and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar.

10.1	Form of Dealer Agreement among Viatris, Utah Acquisition Sub Inc., Mylan II B.V., Mylan Inc. and the dealer thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

By:	/s/ Paul Campbell
Paul Campbell
Chief Accounting Officer (Principal Accounting Officer)

Date: November 19, 2020